UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 26, 2002
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-6 Mortgage Pass-Through Certificates, Series 2002-6)

                Mortgage Asset Securitization Transactions, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                         333-95188                            06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                            10019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
            ------------

            Consent
            -------

            In connection with the issuance of the MASTR Asset Securitization Trust 2002-6, Mortgage Pass-through Certificates, Series 2002-6 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  23.1              Consent of PricewaterhouseCoopers LLP

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


September 27, 2002

                                   By:    /s/ Craig Eckes
                                       ---------------------------------------
                                       Name:  Craig Eckes
                                       Title: Director

                                   By:    /s/ Peter Ma
                                       ---------------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

23.1              Consent of PricewaterhouseCoopers LLP